EXHIBIT 99.1
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-11,
                   Asset-Backed Certificates, Series 2005-11

Goldman Sachs              September Arms Alt-A Deal
===============================================================================


-------------------------------------------
Stats
-------------------------------------------
Count: 2956
Schedule Balance:        $913,308,199.42
AverageSched Bal:        $308,967.59
GrossWAC: 5.983
NetWAC: 5.702
OTERM: 360
RTERM: 358
ATERM: 358
AGE: 2
First CAP: 4.83
Periodic CAP: 1.57
MAXRATE: 11.60
MINRATE: 2.49
MTR: 46.65
MARGIN: 2.43
OLTV: 77.47
COLTV: 86.51
FICO: 715.821
-------------------------------------------


-------------------------------------------
Current Rate                       Percent
-------------------------------------------

3.001 - 3.500                         0.05
4.001 - 4.500                         0.20
4.501 - 5.000                         2.59
5.001 - 5.500                        18.90
5.501 - 6.000                        40.51
6.001 - 6.500                        22.30
6.501 - 7.000                        12.06
7.001 - 7.500                         2.62
7.501 - 8.000                         0.57
8.001 - 8.500                         0.20
-------------------------------------------
Total:                              100.00
-------------------------------------------


-------------------------------------------
Scheduled Balance                  Percent
-------------------------------------------
0.01 - 50,000.00                      0.04
50,000.01 - 100,000.00                1.85
100,000.01 - 150,000.00               6.39
150,000.01 - 200,000.00               7.82
200,000.01 - 250,000.00               8.60
250,000.01 - 275,000.00               3.80
275,000.01 - 350,000.00              11.05
350,000.01 - 400,000.00               9.89
400,000.01 - 450,000.00              11.01
450,000.01 - 500,000.00               9.71
500,000.01 - 550,000.00               6.28
550,000.01 - 600,000.00               6.43
600,000.01 - 750,000.00               8.79
750,000.01 - 850,000.00               1.93
850,000.01 - 950,000.00               1.87
950,000.01 - 1,000,000.00             2.49
1,000,000.01 - 1,250,000.00           0.51
1,250,000.01 - 1,500,000.00           0.80
1,500,000.01 >=                       0.74

-------------------------------------------
Total:                              100.00
-------------------------------------------


-------------------------------------------
Original Term                      Percent
-------------------------------------------
360                                 100.00
-------------------------------------------
Total:                              100.00
-------------------------------------------


-------------------------------------------
RemTerm                            Percent
-------------------------------------------
349.000                               0.11
351.000                               0.37
352.000                               0.27
353.000                               0.44
354.000                               0.39
355.000                               1.40
356.000                               8.87
357.000                              10.01
358.000                              24.13
359.000                              47.94
360.000                               6.07
-------------------------------------------
Total:                              100.00
-------------------------------------------


-------------------------------------------
Am WAM                             Percent
-------------------------------------------
0.000 - 59.999                       92.15
120.000 - 179.999                     0.01
180.000 - 239.999                     0.02
300.000 - 359.999                     4.98
360.000 >=                            2.84
-------------------------------------------
Total:                              100.00
-------------------------------------------


-------------------------------------------
Age                                Percent
-------------------------------------------
0                                     6.07
1                                    47.94
2                                    24.11
3                                    10.03
4                                     8.87
5                                     1.40
6                                     0.39
7                                     0.44
8                                     0.27
9                                     0.37
11                                    0.11
-------------------------------------------
Total:                              100.00
-------------------------------------------


-------------------------------------------
States                             Percent
-------------------------------------------
CA                                   49.49
FL                                    8.37
AZ                                    5.02
GA                                    3.06
VA                                    4.59
WA                                    3.44
IL                                    2.85
MD                                    3.27
NV                                    2.68
OR                                    1.89
Other                                15.35
-------------------------------------------
Total:                              100.00
-------------------------------------------


-------------------------------------------
Original LTV                       Percent
-------------------------------------------
0.001 - 50.000                        1.89
50.001 - 60.000                       2.61
60.001 - 70.000                      10.17
70.001 - 75.000                       7.86
75.001 - 80.000                      69.71
80.001 - 85.000                       0.91
85.001 - 90.000                       4.72
90.001 - 95.000                       2.04
95.001 - 100.000                      0.10
-------------------------------------------
Total:                              100.00
-------------------------------------------


-------------------------------------------
Combined LTV                       Percent
-------------------------------------------
0.001 - 50.000                        1.62
50.001 - 60.000                       2.16
60.001 - 70.000                       5.79
70.001 - 75.000                       5.27
75.001 - 80.000                      23.20
80.001 - 85.000                       3.37
85.001 - 90.000                      20.88
90.001 - 95.000                      14.43
95.001 - 100.000                     23.28
-------------------------------------------
Total:                              100.00
-------------------------------------------


-------------------------------------------
FICO                               Percent
-------------------------------------------
0.000 - 19.999                        0.11
600.000 - 619.999                     0.01
620.000 - 639.999                     1.32
640.000 - 659.999                     5.70
660.000 - 679.999                    14.12
680.000 - 699.999                    18.37
700.000 - 719.999                    15.99
720.000 - 739.999                    13.51
740.000 - 759.999                    13.37
760.000 - 779.999                     9.45
780.000 - 799.999                     6.38
800.000 - 819.999                     1.62
820.000 - 839.999                     0.04
-------------------------------------------
Total:                              100.00
-------------------------------------------


-------------------------------------------
PMI                                Percent
-------------------------------------------
GEMICO                                0.79
MORTGAGE GUARANTY INSURANCE CO        0.08
OLTV <= 80 - NO MI                   92.23
PMI MORTGAGE INSURANCE CO             3.23
RADIAN                                0.49
REPUBLIC MORTGAGE INSUANCE CO         1.38
UGIC                                  1.41
UNKNOWN                               0.39
-------------------------------------------
Total:                              100.00
-------------------------------------------


-------------------------------------------
Occupancy Code                     Percent
-------------------------------------------
NON OWNER                            19.36
OWNER OCCUPIED                       77.06
SECOND HOME                           3.58

-------------------------------------------
Total:                              100.00
-------------------------------------------


-------------------------------------------
Property Type                      Percent
-------------------------------------------

2-4 FAMILY                            6.41
CONDO                                11.50
COOP                                  0.02
PUD                                  21.13
SINGLE FAMILY                        60.93
-------------------------------------------
Total:                              100.00
-------------------------------------------


-------------------------------------------
Purpose                            Percent
-------------------------------------------
CASHOUT REFI                         23.53
PURCHASE                             65.08
RATE/TERM REFI                       11.38
-------------------------------------------
Total:                              100.00
-------------------------------------------


-------------------------------------------
Documentation Type                 Percent
-------------------------------------------
FULL DOC/ALT                         22.99
NO DOC                               18.38
STATED INCOME/STATED ASSET           58.63

-------------------------------------------
Total:                              100.00
-------------------------------------------


-------------------------------------------
Interest Only                      Percent
-------------------------------------------

N                                     7.85
Y                                    92.15

-------------------------------------------
Total:                              100.00
-------------------------------------------


-------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.





                             Aug. 17, 2005 11:53                    Page 1 of 2

Goldman Sachs              September Arms Alt-A Deal
===============================================================================


-------------------------------------------
Interest Only Term                 Percent
-------------------------------------------
0.000                                 7.93
36.000                                7.74
60.000                               13.79
84.000                                1.05
120.000                              69.49
-------------------------------------------
Total:                              100.00
-------------------------------------------


-------------------------------------------
Silent                             Percent
-------------------------------------------
N                                    40.02
Y                                    59.98
-------------------------------------------
Total:                              100.00
-------------------------------------------


-------------------------------------------
Prepay Flag                        Percent
-------------------------------------------
N                                    83.00
Y                                    17.00
-------------------------------------------
Total:                              100.00
-------------------------------------------


-------------------------------------------
Prepay Term                        Percent
-------------------------------------------
0.000                                83.00
6.000                                 0.47
12.000                                0.93
24.000                                0.01
30.000                                0.05
36.000                               14.97
42.000                                0.28
60.000                                0.29
-------------------------------------------
Total:                              100.00
-------------------------------------------


-------------------------------------------
DTI                                Percent
-------------------------------------------
<= 0.000                             10.73
0.001 - 10.000                        0.54
10.001 - 20.000                       2.56
20.001 - 30.000                      11.74
30.001 - 40.000                      50.52
40.001 - 50.000                      23.17
50.001 - 60.000                       0.71
60.001 - 70.000                       0.04
-------------------------------------------
Total:                              100.00
-------------------------------------------


-------------------------------------------
Conforming                         Percent
-------------------------------------------
CONFORMING                           43.04
NON CONFORMING                       56.96
-------------------------------------------
Total:                              100.00
-------------------------------------------


-------------------------------------------
Arm Index                          Percent
-------------------------------------------
1 YEAR LIBOR                         39.66
6 MONTH LIBOR                        60.00
UNKNOWN                               0.34
-------------------------------------------
Total:                              100.00
-------------------------------------------


-------------------------------------------
Margins                            Percent
-------------------------------------------
1.501 - 2.000                         0.13
2.001 - 2.500                        71.90
2.501 - 3.000                        25.69
3.001 - 3.500                         1.34
3.501 - 4.000                         0.23
4.001 - 4.500                         0.15
4.501 - 5.000                         0.47
5.001 - 5.500                         0.08

-------------------------------------------
Total:                              100.00
-------------------------------------------


-------------------------------------------
First Adjustment Cap               Percent
-------------------------------------------

1.000                                 0.07
1.500                                 0.49
2.000                                 7.80
3.000                                 7.42
4.000                                 0.05
5.000                                61.02
6.000                                23.14
6.875                                 0.01
-------------------------------------------
Total:                              100.00
-------------------------------------------


-------------------------------------------
Periodic Cap                       Percent
-------------------------------------------
1.000                                42.56
1.500                                 0.49
2.000                                56.95
-------------------------------------------
Total:                              100.00
-------------------------------------------


-------------------------------------------
Max Rate                           Percent
-------------------------------------------
8.001 - 8.500                         0.05
9.001 - 9.500                         0.18
9.501 - 10.000                        0.66
10.001 - 10.500                       4.91
10.501 - 11.000                      17.80
11.001 - 11.500                      22.62
11.501 - 12.000                      30.73
12.001 - 12.500                      15.22
12.501 - 13.000                       6.29
13.001 - 13.500                       1.18
13.501 - 14.000                       0.27
14.001 - 14.500                       0.11
-------------------------------------------
Total:                              100.00
-------------------------------------------


-------------------------------------------
Floor Rate                         Percent
-------------------------------------------
1.501 - 2.000                         0.06
2.001 - 2.500                        70.22
2.501 - 3.000                        25.86
3.001 - 3.500                         1.45
3.501 - 4.000                         0.48
4.001 - 4.500                         0.04
4.501 - 5.000                         0.09
5.001 - 5.500                         0.25
5.501 - 6.000                         0.42
6.001 - 6.500                         0.71
6.501 - 7.000                         0.29
7.001 >=                              0.13
-------------------------------------------
Total:                              100.00
-------------------------------------------


-------------------------------------------
Months To Roll                     Percent
-------------------------------------------
8.                                    0.11
9.                                    0.31
10.                                   0.30
11.                                   2.59
12.                                   1.99
21.                                   0.07
22.                                   1.27
23.                                   2.74
24.                                   0.11
27.                                   0.16
28.                                   0.11
29.                                   0.32
30.                                   0.14
31.                                   0.04
32.                                   0.70
33.                                   1.47
34.                                  10.38
35.                                  19.78
36.                                   1.09
49.                                   0.11
51.                                   0.21
52.                                   0.16
53.                                   0.12
54.                                   0.25
55.                                   1.36
56.                                   8.00
57.                                   8.18
58.                                  12.08
59.                                  20.44
60.                                   2.75
71.                                   0.05
82.                                   0.11
83.                                   2.26
84.                                   0.05
118.                                  0.03
119.                                  0.17
-------------------------------------------
Total:                              100.00
-------------------------------------------


-------------------------------------------
Number of Units                    Percent
-------------------------------------------
1                                    93.51
2                                     3.32
3                                     1.48
4                                     1.69

-------------------------------------------
Total:                              100.00
-------------------------------------------


-------------------------------------------
Product Type                       Percent
-------------------------------------------

1 YEAR ARM                            5.33
10 YEAR ARM                           0.20
2 YEAR ARM                            4.15
3 YEAR ARM                           34.23
5 YEAR ARM                           53.67
7 YEAR ARM                            2.42
-------------------------------------------
Total:                              100.00
-------------------------------------------


-------------------------------------------
Self Employment Flag               Percent
-------------------------------------------
N                                    77.66
Y                                    22.34
-------------------------------------------
Total:                              100.00
-------------------------------------------


-------------------------------------------
Originator                         Percent
-------------------------------------------
GOLDMAN MORTGAGE CO.                 34.13
GREENPOINT                           39.84
NATCITY                              10.66
SUNTRUST                             15.37
-------------------------------------------
Total:                              100.00
-------------------------------------------


-------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.




                             Aug. 17, 2005 11:53                    Page 2 of 2